UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

SDCL EDGE Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40980	98-1583135
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1120 Avenue of the Americas, 4th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 488-5509

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SEDA.U	New York Stock Exchange LLC
Class A Ordinary Shares included as part of the units	SEDA	New York Stock Exchange LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SEDA WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On October 28, 2021, the Registration Statement on Form S-1 (File No. 333-254238) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of SDCL EDGE Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On November 2, 2021 the Company consummated the IPO of 17,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $175,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated October 28, 2021, by and among the Company Goldman Sachs & Co. LLC and BofA Securities, Inc., as representatives of the underwriters named in Schedule I therein, which contains customary representations and warranties and indemnification of the underwriters by the Company;

●	a Warrant Agreement, dated October 28, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	an Investment Management Trust Agreement, dated October 28, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration Rights Agreement, dated October 28, 2021, among the Company, the Sponsor and certain security holders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor and other security holders signatories thereto;

●	a Private Placement Warrants Purchase Agreement, dated October 28, 2021, between the Company, SDCL EDGE Sponsor LLC (the “Sponsor”), Sustainable Investors Fund, LP (the "Capricorn"), and Seaside Holdings (Nominee) Limited (“Seaside”, together with the Sponsor and Capricorn, the “Purchasers”) pursuant to which the Purchasers purchased an aggregate of 8,250,000 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

●	an Administrative Services Agreement, dated October 28, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $20,000 per month until the earlier of the Company’s initial business combination or liquidation;

●

a Letter Agreement, dated October 28, 2021, among the Company, the Sponsor, Capricorn, Seaside and each executive officer and director of the Company, pursuant to which the Sponsor, Capricorn, Seaside and each executive officer and director of the Company, has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

●	an Investment Advisory Agreement, dated October 28, 2021, among the Company, the Sponsor and Sustainable Development Capital LLP (“SDCL”), pursuant to which SDCL has been appointed as an advisor to provide administrative, consulting and other services to the Company and the Sponsor. In consideration for such services rendered by SDCL, (i) the Company and the Sponsor shall procure the transfer from the Sponsor of the legal and beneficial title to at least 664,125 Class B ordinary shares or, at the sole election of the Sponsor, the payment of an amount equal to the cash value (as determined as of the date of such payment) of such number of Class B ordinary shares, and (ii) the Sponsor shall pay to the advisor the sum of $20,000 per month as an ongoing advisory fee. SDCL shall also be entitled to reimbursement by us of certain costs and expenses incurred in connection with such services.

●	an Indemnity Agreement, dated October 28, 2021, between the Company and Ned Davis, pursuant to which the Company provides customary indemnification to Ned Davis on the terms set forth in the agreement;

●	an Indemnity Agreement, dated October 28, 2021, between the Company and Michael Feldman, pursuant to which the Company provides customary indemnification to Michael Feldman on the terms set forth in the agreement;

●	an Indemnity Agreement, dated October 28, 2021, between the Company and Ana Maria Machado Fernandes, pursuant to which the Company provides customary indemnification to Ana Maria Machado Fernandes on the terms set forth in the agreement;

●	an Indemnity Agreement, dated October 28, 2021, between the Company and Steven J. Gilbert pursuant to which the Company provides customary indemnification to Steven J. Gilbert on the terms set forth in the agreement;

●	an Indemnity Agreement, dated October 28, 2021, between the Company and Lolita Jackson, pursuant to which the Company provides customary indemnification to Lolita Jackson on the terms set forth in the agreement;

●	an Indemnity Agreement, dated October 28, 2021, between the Company and William Kriegel, pursuant to which the Company provides customary indemnification to William Kriegel on the terms set forth in the agreement;

●	an Indemnity Agreement, dated October 28, 2021, between the Company and Jonathan Maxwell, pursuant to which the Company provides customary indemnification to Jonathan Maxwell on the terms set forth in the agreement;

●	an Indemnity Agreement, dated October 28, 2021, between the Company and Michael Naylor, pursuant to which the Company provides customary indemnification to Michael Naylor on the terms set forth in the agreement;

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.4, 10.1, 10.2, 10.3, 10.5, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.14, 10.15, 10.16, and 10.17 respectively.

Item 3.02.   Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 8,250,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $8,250,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Purchasers, are substantially similar to the Public Warrants, except that if held by the Purchasers or their permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03.   Amendments to Memorandum and Articles of Association.

On May 10, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01   Other Events

On October 29, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On November 2, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement by and among the Company, Goldman Sachs & Co. LLC, and BofA Securities, Inc.

3.1	Amended and Restated Memorandum and Articles of Association

4.4	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company

10.2	Registration Rights Agreement by and among the Company, the Sponsor and certain other security holders named therein

10.3	Private Placement Warrants Purchase Agreement by and among the Company and the Purchasers

10.5	Administrative Service Agreement between the Company and the Sponsor

10.8	Letter Agreement by and among the Company, the Sponsor, Seaside, Capricorn, and each director and executive officer of the Company

10.9	Investment Advisory Agreement by and Among the Company, the Sponsor and Sustainable Development Capital LLP

10.10	An Indemnity Agreement, dated October 28, 2021, between the Company and Ned Davis

10.11	An Indemnity Agreement, dated October 28, 2021, between the Company and Michael Feldman

10.12	An Indemnity Agreement, dated October 28, 2021, between the Company and Ana Maria Machado Fernandes

10.13	An Indemnity Agreement, dated October 28, 2021, between the Company and Steven J. Gilbert

10.14	An Indemnity Agreement, dated October 28, 2021, between the Company and Lolita Jackson

10.15	An Indemnity Agreement, dated October 28, 2021, between the Company and William Kriegel

10.16	An Indemnity Agreement, dated October 28, 2021, between the Company and Jonathan Maxwell

10.17	An Indemnity Agreement, dated October 28, 2021, between the Company and Michael Naylor

99.1	Press Release, dated October 29, 2021

99.2	Press Release, dated November 2, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2021

SDCL EDGE ACQUISITION CORPORATION

By:	/s/ Jonathan Maxwell
Name:	Jonathan Maxwell
Title:	Co-Chief Executive Officer

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